Accrued expenses payable	12 Months Ended
Dec. 31, 2025
Accrued Expenses [Abstract]
Accrued expenses payable
20. Accrued expenses payable

	2025	2024
Accruals and estimations	$3,050	$4,288
Labor related provisions	53,789	50,949
Liability for social security contributions	8,380	7,267
Other	797	169
	$66,016	$62,673
As of December 31, 2025 and 2024, accruals and estimations include the estimated balance of the current portion of the long-term provisions (see Note 21).
Labor related provisions include a profit-sharing program for both management and non-management staff. For members of management, profit-sharing is based on a combination of the Company’s performance as a whole and the achievement of individual goals. Profit-sharing for non-management employees is based solely on the Company’s performance. The accrual at year-end represents the amount expensed for the current year, which is expected to be settled within 12 months.